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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 26, 1995


                                BALL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Indiana
                 (State or other jurisdiction of incorporation)


                    1-7349                       35-0160610
           (Commission File Number)   (IRS Employer Identification No.)



               345 South High Street, Muncie, Indiana 47305-2326
               (Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code:  (317) 747-6100

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                                Ball Corporation
                           Current Report on Form 8-K
                               Dated May 4, 1995


Item 5.  Other Events.

On April 26, 1995, the Board of Directors announced the election of George A. Sissel as president and chief executive officer of Ball Corporation. A copy of a press release announcing Mr. Sissel's election is attached as Exhibit EX-99 and incorporated herein by reference.





Item 7.  Financial Statements and Exhibits

(c)     Exhibits

        EX-99 - Other Documents or Statements to Security Holders.

               Text of a press release disseminated by the registrant on April 26, 1995.

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                                Ball Corporation
                           Current Report on Form 8-K
                               Dated May 4, 1995


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BALL CORPORATION
                                        (Registrant)



Date:  May 4, 1995                       By: /s/ Elizabeth A. Overmyer
                                             -------------------------
                                             Elizabeth A. Overmyer
                                             Corporate Secretary

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                                Ball Corporation
                           Current Report on Form 8-K
                               Dated May 4, 1995

                                 EXHIBIT INDEX


Exhibit        Description

               EX-99 Text of a press release disseminated by the registrant on April 26, 1995.

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